                                                                  EXHIBIT (a)(2)


                           ENCORE MEDICAL CORPORATION


                           OFFER TO PURCHASE FOR CASH
                        ANY OR ALL OUTSTANDING WARRANTS,
              EACH EXERCISABLE AT $7.00 PER SHARE OF COMMON STOCK,
                                       AT
                                $0.25 PER WARRANT
                      AND ANY OR ALL OUTSTANDING RIGHTS TO
                                ACQUIRE WARRANTS,
                               WHICH WARRANTS ARE
              EACH EXERCISABLE AT $7.00 PER SHARE OF COMMON STOCK,
                                       AT
                             $0.25 PER EACH WARRANT
                      ACQUIRABLE UPON EXERCISE OF AN OPTION

                              LETTER OF TRANSMITTAL

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  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, AUSTIN, TEXAS TIME,
         ON WEDNESDAY, DECEMBER 30, 1998, UNLESS THE OFFER IS EXTENDED.
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                         TO: ENCORE MEDICAL CORPORATION

                                   By Mail, Hand or
By Facsimile Transmission:        Overnight Delivery:           For Information:
--------------------------        -------------------           ----------------
     (512) 834-6310            Encore Medical Corporation        (512)832-9500
Attn: Vice President -             9800 Metric Blvd.
      Legal Affairs               Austin, Texas 78758

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         Any questions or requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Company at the address indicated above. Warrantholders and rightholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer (as defined herein).

         The undersigned acknowledges receipt of the Offer to Purchase, dated December 2, 1998 (the "Offer to Purchase"), of Encore Medical Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (which together constitute the "Offer"), pursuant to which the Company is offering to purchase (i) any or all of its outstanding warrants with an exercise price of $7.00 (the "Warrants"), at a price, net to the seller in cash, of $0.25 per Warrant (the "Purchase Price") and (ii) any or all of its outstanding rights to acquire Warrants (the "Rights"), at a purchase price, net to the seller in cash, of $0.25 per each Warrant acquirable upon exercise of a Right, upon the terms and subject to the conditions set forth in the Offer to Purchase and herein (which together constitute the ("Offer"). Each Warrant entitles the holder thereof to purchase one share of Common Stock, $.001 par value per share ("Common Stock"), of the Company at a price of $7.00 per share, subject to adjustment, from the date of issuance until March 25, 2001.

         This Letter of Transmittal must be used when the Certificates for Warrants are physically delivered to the Company and to deliver Rights to the Company. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Offer to Purchase.

  NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW (in the spaces marked with an "X")

            PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS PROVIDED BELOW

         List below the Warrants and Rights that are to be tendered pursuant to the Offer to Purchase. If the space below is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

                   DESCRIPTION OF WARRANTS AND RIGHTS TENDERED

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    NAME AND ADDRESS                                 PLEASE FILL IN
  OF REGISTERED HOLDER                            NUMBERS AND AMOUNTS
--------------------------------------------------------------------------------
                        |     (1)                  (2)               (3)       |
                        |    WARRANT             AGGREGATE          NUMBER OF  |
                        |  CERTIFICATE           NUMBER OF          WARRANTS   |
                        |      NUMBER            WARRANTS           TENDERED   |
                        |------------------------------------------------------|
                        |                                                      |
                        |------------------------------------------------------|
                        |                                                      |
                        |------------------------------------------------------|
                        |                                                      |
                        |------------------------------------------------------|
               TOTAL    |                                                      |
                        |-------------------------------------------------------


                        --------------------------------------------------------
                        |              (1)                   (2)               |
                        |           AGGREGATE             NUMBER OF            |
                        |           NUMBER OF               RIGHTS             |
                        |             RIGHTS               TENDERED            |
                        |------------------------------------------------------|
                        |                                                      |
                        |------------------------------------------------------|
                        |                                                      |
                        |------------------------------------------------------|
                        |                                                      |
                        |------------------------------------------------------|
               TOTAL    |                                                      |
                        |------------------------------------------------------|

(a) Any beneficial owner whose Warrants are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Warrants should contact such registered holder promptly and instruct such registered holder to tender the Warrants on his or her behalf. If such beneficial holder wishes to tender Warrants on his or her own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering such holder's Warrant certificates, either make appropriate arrangements to register ownership of the Warrants in such holder's name or obtain a properly completed power from the registered holder. THE TRANSFER OF RECORD OWNERSHIP OF THE WARRANTS MAY TAKE CONSIDERABLE TIME AND, DEPENDING ON WHEN SUCH TRANSFER IS REQUESTED, MAY NOT BE ACCOMPLISHED PRIOR TO THE EXPIRATION DATE.

(b) Unless otherwise indicated, it will be assumed that all Warrants evidenced by each Warrant certificate delivered to the Company are being tendered hereby.

(c) Unless otherwise indicated, it will be assumed that all of your Rights are being tendered hereby.




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

Ladies and Gentlemen:

         Subject to, and effective upon, acceptance for payment of the Warrants and Rights tendered herewith, in accordance with the terms and subject to the conditions set forth in the Offer to Purchase, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in the above-described Warrants and Rights that are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Warrants and the Rights tendered hereby, and that when the same are accepted for purchase by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and such Warrants and Rights shall not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the purchase of the Warrants and the Rights tendered hereby.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, the tender of Warrants and Rights submitted herewith is irrevocable.

         The undersigned understands that tenders of Warrants and Rights pursuant to any one of the procedures described in Offer to Purchase under "Section 5. Procedure for Tendering of Warrants" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position" in the Warrants and Rights being tendered within the meaning of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Warrants and Rights complies with Rule 13e-4. The Company's acceptance for payment of Warrants and Rights tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and conditions of the Offer.

         The Offer to Purchase is subject to a number of conditions, each of which may be waived or modified by the Company, as described in the Offer to Purchase under the caption "Section 8. Certain Conditions of the Offer." THE UNDERSIGNED RECOGNIZES THAT, AS A RESULT OF SUCH CONDITIONS, THE COMPANY MAY NOT BE REQUIRED TO ACCEPT THE WARRANTS OR RIGHTS TENDERED HEREBY. In such event, the tendered Warrants or Rights not accepted for purchase will be returned to the undersigned at the address shown below the undersigned's signature(s), unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" below.

         Unless otherwise indicated herein under "Special Issuance Instructions," please issue the check for the purchase price of the Warrants and Rights purchased or Warrant certificates evidencing Warrants (if any) not tendered or not accepted for purchase in the name(s) of the registered holder(s) appearing under the "Description of Warrants and Rights Tendered" above. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price of the Warrants and Rights purchased or Warrant certificates evidencing Warrants (if any) not tendered or not accepted for purchase to the address(es) of the registered holder(s) appearing under the "Description of Warrants and Rights Tendered" above.

================================================================================

                                  SIGNATURE(S)

                 HOLDER WHO WISHES TO TENDER WARRANTS OR RIGHTS
                         IN THE TENDER OFFER MUST SIGN

         (See Instructions 1 and 2 and the instructions in Section 5 of the Offer to Purchase)

Signature of Registered Holder or Authorized Signatory:

X
  ------------------------------------------------------------------------------
Type or Print Name:

--------------------------------------------------------------------------------
Dated:

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Tax Identification or Social Security No.:

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Signature of Registered Holder or Authorized Signatory (if more than one):

X
  ------------------------------------------------------------------------------
Type or Print Name:

--------------------------------------------------------------------------------
Dated:

--------------------------------------------------------------------------------
Tax Identification or Social Security No.:

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         Must be signed by registered holder(s) exactly as his, her or its name(s) appear(s) on the certificate(s) for the tendered Warrants or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 (please print):

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Area Code and Telephone No.:
                             ---------------------------------------------------

Capacity (Full Title):
                       ---------------------------------------------------------


================================================================================

                           GUARANTEE OF SIGNATURE(S)
                                 (If required)
                              (See Instruction 2)

Name of Firm:
              ------------------------------------------------------------------

Authorized Signature:
                      ----------------------------------------------------------

Title:
       -------------------------------------------------------------------------

Dated:                                      , 1998
       -------------------------------------

================================================================================

     COMPLETE AND SIGN SUBSTITUTE FORM W-9 IN ADDITION TO THE SIGNATURE(S)
                                REQUIRED ABOVE.

PAYER'S NAME:  Encore Medical Corporation

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                 A SUBSTITUTE FORM W-9 MUST BE COMPLETED BY ALL
                         WARRANTHOLDERS AND RIGHTHOLDERS

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SUBSTITUTE       PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
FORM W-9                 CERTIFY BY SIGNING AND DATING BELOW.

                                                  ------------------------------
Department of the Treasury                            Social Security Number
Internal Revenue Service
                                                               OR

                                                  ------------------------------
                                                  Employer Identification Number

--------------------------------------------------------------------------------

PAYER'S REQUEST FOR        CERTIFICATION--UNDER THE PENALTIES   PART 2--
TAXPAYER IDENTIFICATION    OF PERJURY, I CERTIFY THAT THE       Awaiting TIN [ ]
NUMBER (TIN)               INFORMATION PROVIDED ON THIS FORM
                           IS TRUE, CORRECT AND COMPLETE.

       SIGNATURE:  X
                     -----------------------------------------------------------

       DATE:
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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SPECIAL ISSUANCE INSTRUCTIONS

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         To be completed ONLY if the check for the purchase price of the
Warrants or Rights purchased or Warrant certificates evidencing Warrants (if any) not tendered or not accepted for purchase are to be issued in the name of someone other than the person whose signature appears on the face of the Warrants.

Issue (check appropriate box(es)):

         [ ] Warrants to   [ ] Rights to:

Name(s):
         -----------------------------------------------------------------------

Address(es):

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

TAX IDENTIFICATION OR SOCIAL SECURITY NO.:
                                           -------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

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         To be completed ONLY if the check for the purchase price of the
Warrants or Rights purchased or Warrant certificates evidencing Warrants (if any) not tendered or not accepted for purchase are to be mailed to someone other than the person whose signature appears on the face of the Warrants or to such persons at an address other than that shown in the box entitled "Description of Warrants and Rights Tendered."

Mail (check appropriate box(es)):

         [ ] Warrants to   [ ] Rights to:

Name(s):
         -----------------------------------------------------------------------

Address(es):

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

TAX IDENTIFICATION OR SOCIAL SECURITY NO.:
                                           -------------------------------------

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                                       -5-

                                  INSTRUCTIONS

         1. Delivery of this Letter of Transmittal and Certificates for Warrants. This Letter of Transmittal must be used when the certificates for Warrants are physically delivered to the Company.

         Certificates for all physically delivered Warrants, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Company at its address set forth on the front page of this Letter of Transmittal on or prior to midnight, Austin, Texas time, on the Expiration Date.

         THE METHOD OF DELIVERY OF WARRANTS OR RIGHTS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER OR RIGHTHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or photocopy thereof), the tendering warrantholder or rightholder waives any right to receive any notice of the acceptance for payment of the Warrants or Rights.

         2. Signatures on this Letter of Transmittal; Powers and Endorsements; Guarantee of Signatures. The signature(s) of the registered holder(s) on this Letter of Transmittal in the box titled "Signature(s)" must correspond with the name(s) as written on the face of the Warrants without alteration, enlargement or any change whatsoever.

         (a) If any of the Warrants are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

         (b) If any of the Warrants are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations.

         (c) If this Letter of Transmittal is signed by the registered holder(s) of the Warrants, no endorsements of Warrants or separate powers are required, unless certificates for Warrants not tendered are to be issued in the name of, or delivered to, any person other than the registered holder(s). Signatures on any such Warrants or powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (d) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Warrants, such Warrants must be endorsed or accompanied by appropriate powers and signed exactly as the name(s) of the registered holder(s) appear(s) on such Warrants. Signatures on any such Warrants or powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or any certificates or powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of the authority of such person to so act must be submitted with this Letter of Transmittal.

         3. Transfer Taxes. The Company will pay or cause to be paid all stock transfer taxes, if any, with respect to the tender of any Warrants or Rights to it pursuant to the Offer. If, however, (a) payment of the purchase price for the Warrants or Rights is to be made to, or certificates for any Warrants not tendered or accepted for purchase are to be issued in the name of, or delivered to, any person other than the registered holder(s), (b) tendered Warrants are registered in the name of any person other than the person signing the Letter of Transmittal or (c) a stock transfer tax is imposed for any reason other than the transfer or sale of the Warrants or Rights to the Company pursuant to the Offer, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) will be payable by the tendering holder(s). Unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith, the amount of such transfer taxes will be deducted from the purchase price payable to the tendering holder(s). EXCEPT AS PROVIDED IN THIS INSTRUCTION 3, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE WARRANT CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

         4. Partial Tenders. If fewer than all the Warrants represented by any certificate delivered to the Company are to be tendered, fill in the number of Warrants that are to be tendered in the column three of the box entitled "Description of Warrants and Rights Tendered." In such case, a new certificate for the remainder of the Warrants represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled "Special Issuance

Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. ALL WARRANTS REPRESENTED BY CERTIFICATES DELIVERED TO THE COMPANY WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. FURTHERMORE, UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL OF YOUR RIGHTS, AS DEFINED ABOVE, ARE BEING TENDERED HEREBY.

         5. Special Issuance and Delivery Instructions. If the check for the Purchase Price of any Warrants or Rights purchased is to be issued in the name of, and/or any Warrants not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check for payment of Warrants or Rights accepted for payment by the Company and/or any certificates for Warrants not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown below the signature of the person(s) signing this Letter of Transmittal, then the boxes captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

         6. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Company at the telephone number and address listed on the front of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other materials related to the Offer may be directed to the Company and such copies will be furnished promptly at the Company's expense. Warrantholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

         7. Irregularities. All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Warrants or Rights will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Warrants or Rights that it determines are not in proper form or the acceptance for payment of, or payment for, Warrants or Rights that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Warrants or Rights and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         8. Substitute Form W-9 and Form W-8. The tendering warrantholder or rightholder is required to provide the Company with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided below, or, in the case of foreign warrantholders or rightholders, a properly completed Form W-8. Warrantholders or rightholders wishing to obtain a copy of Form W-8 may contact the Company. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering warrantholder or rightholder to a 31% Federal income tax backup withholding on the payment of the Purchase Price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering warrantholder or rightholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Company is not provided with a TIN by the time of payment, the Company will withhold 31% of all payments of the Purchase Price thereafter until a TIN is provided to the Company.






                                      -7-